UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 24, 2024

Date of Report (Date of earliest event reported)

SMC Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-56558
(Commission File Number)	(IRS Employer Identification No.)

9170 Glades Road, Suite 150, Boca Raton, Florida, 33434

(Address of principal executive offices)

(360) 820-5973

(Registrant’s telephone number, including area code)

_________________________________________________

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	SMCE	OTC

ITEM 4.01(A) - CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 24, 2024, the Board of Directors received notice from Olayinka Oyebola & Co (“Olayinka”), the independent registered public accounting firm of SMC Entertainment, Inc. (the “Company”), that they were resigning as the Company’s registered accounting firm effective immediately, following the appointment by the Company of RBSM, LLP (“RBSM”), effective June 24, 2024 as its new registered accounting firm.

The reports of Olayinka on the financial statements of the Company for the fiscal years ended December 31, 2023, and 2022, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2023, and 2022, and through March 31, 2024, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”) and related instructions thereto between the Company and Olayinka on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Olayinka, would have caused Olayinka to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. During the Company’s past fiscal years ended December 31, 2023, and 2022, and the interim period through March 31, 2024, Olayinka did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Olayinka with the disclosures under this Item 4.01 prior to its filing with the Securities and Exchange Commission and requested that Olayinka furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from Olayinka is filed as Exhibit hereto.

ITEM 4.01(B) - APPOINTMENT OF A NEW INDEPENDENT ACCOUNTANT

On June 24, 2024, the Company engaged RBSM, LLP (“RBSM”) as its independent registered public accounting firm to provide its report for the fiscal year ended December 31, 2024, effective immediately.

For the fiscal years ended December 31, 2023 and 2022 and during the subsequent interim periods through March 31, 2024, neither the Company nor anyone acting on behalf of the Company had consulted RBSM regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did RBSM provide a written report or oral advice to the Company that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Erik Blum, the Company’s CEO and Director approved a copy of the 8k filing

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Item 9.01 Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from Olayinka Oyebola & Co to the Securities and Exchange Commission dated June 24, 2024.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMC Entertainment, Inc.

By:	/s/ Erik Blum
Erik Blum, Chief Executive Officer

Date:  June 24, 2024

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